SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  November 18, 2008

SLOUD, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA	333-141564	13-4314229
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

8500 Tyspring Street Suite 414 Vienna, Virginia 22182	46714
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

Phone  (571) 205 9287   Fax  (540) 301 0636
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

1900 Campus Commons Dr., Suite 100
          Reston, VA 20191
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

On November 6, 2008, Chang G. Park, CPA ("PARK") was appointed as the independent auditor for Sloud, Inc. (the "Company") commencing with the quarter ending June 30, 2008, and Moore & Associates Chartered. ("Moore & Associates") resigned as independent auditors for the Company as of October 13, 2008. Furthermore, as outline in Item 4.02 herein, the Company's June 30, 2008 10Q was filed without auditor review and cannot be relied upon. PARK has agreed to review and a amended 10Q for June 30, 2008 shall be filed forthwith.

The report of Moore & Associates on the financial statements for the most recent fiscal years did not contain any adverse opinion or disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following:

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has had no revenues and has generated losses from operations.

In order to continue as a going concern and achieve a profitable level of operations, the Company will need, among other things, additional capital resources and to develop a consistent source of revenues. Management's plans include of investing in and developing all types of businesses.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described in the preceding paragraph and eventually attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Other than the event reported herewith under Item 4.02, during the Company's most recent interim period of September 30, 2008, and subsequent interim periods of June 30, 2008 and March 31, 2008, and annual report for December 31, 2007 and 2006, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2007 and 2006 and from inception on October 10, 2005 through December 31, 2007, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-B under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), with respect to the Company. During the Company's two most recent fiscal years and any subsequent interim period through the date of resignation, other than the event reported herewith under Item 4.02, there were no other disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the Company's most recent interim period of September 30, 2008, and subsequent interim periods of June 30, 2008 and March 31,2008, and annual report for December 31, 2007 and 2006, and the related statements of operations, stockholders' equity and cash flows for the years ended December 31, 2007 and 2006 and from inception on October 10, 2005 through December 31, 2007, the Company did not consult with CHANG G. PARK, CPA with respect to the Company regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B under the Exchange Act and the related instructions to Item 304 of Regulation S-B) or a "reportable event" (as such term is described in Item 304(a)(1)(v) of Regulation S-B), or (iii) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

There were no consultations with CHANG G. PARK, CPA during the Company's prior two fiscal years and any subsequent interim period, prior to November 6, 2008, the date upon which CHANG G. PARK, CPA was engaged.

The Company has furnished a copy of this Report to Moore & Associates and requested them to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. The letter from Moore & Associates is hereby submitted as exhibit 16.1.

ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

          On September 19, 2008, the Company inadvertently and prematurely filed a draft of its Form 10-QSB for the second quarter ending June 30, 2008. The filing was undertaken before its independent accountant could review the financial statements.

          The Company's President and the Company's Board of Directors were informed of the error cited above.

          As a result, the financial statements contained in the Form 10-QSB should not be relied upon.

          The Company's independent registered public accounting firm has sent correspondence, addressed to the Securities and Exchange Commission on October 13 th, 2008, identifying the error in the filing and resigning as independent accountant of record for the Company. The Company has engaged Chang G. Park, CPA as incoming independent accountant and will amend the affected Form 10-QSB forthwith.

          A copy of this Form 8-K has been provided to the Company's outgoing independent accountant on the same date that this Form 8-K is being filed with the U.S. Securities and Exchange Commission.

          By this filing, the Company is hereby acknowledging that it has requested that the independent accountants provide a letter, addressed to the U.S. Securities and Exchange Commission, stating whether the independent accountant agree with the statements made by the Company in response to this Item 4.02 and, if not, stating the respects in which it does not agree. If the independent accountant does not agree with the statements made in this Form 8-K, the Company will promptly and without delay file the independent accountant's letter as an exhibit to the filed Form 8-K no later than two business days after receipt of any said letter from the independent accountant.

ITEM 8.1     EVENTS: CHANGE IN ADDRESS OF COMPANY

          The Company's location of operations, books and records has changed from 1900 Campus Commons Drive, Suite 100, Reston, VA 20191 to 8500 Tyspring Street, Suite 414, Vienna, Virginia 22182. Telephone (571)205 9287 Fax (540) 301 0636.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SLOUD, INC. (Registrant)

Date: November 18, 2008	By: /s/ Gene Sokolov
Gene Sokolov
Chief Executive Officer (Principle Executive Officer, Principle Financial Officer)